UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 East Park Drive, Second Floor Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

AAC Holdings, Inc. (the “Company”) prepared an investor presentation (the “Presentation”) containing financial and operational highlights and certain other information. Representatives of the Company intend to present some or all of the Presentation at the Avondale Partners Healthcare 1-on-1 Conference, scheduled to be held in Boston, Massachusetts on August 11, 2015. A copy of the Presentation is furnished herewith as Exhibit 99.1. A copy of the Presentation is also available on the Investor Relations section of the Company’s website.

On August 10, 2015, the Company issued a press release (the “Press Release”) announcing its participation in the Avondale Partners Healthcare 1-on-1 Conference. A copy of the Press Release is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation

99.2	Press Release dated August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: August 10, 2015

EXHIBIT INDEX

No.	Exhibit

99.1	Investor Presentation

99.2	Press Release dated August 10, 2015